Income Taxes - Net Deferred Tax Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Income Tax Disclosure [Abstract]
Net operating loss carryforwards	$ 21,754	$ 16,406
Research and development tax credit carryforwards	2,022	697
Other	743	49
Total deferred tax assets	24,519	17,152
Valuation allowance	$ (24,519)	$ (17,152)	$ (6,157)